May 3rd , 2016 Annual Shareholders’ Meeting First Priority Financial Corp. Exhibit 99.1

This presentation contains certain forward-looking information about First Priority Financial Corp. that is intended to be covered by the safe harbor for forward-looking statements provided by the Private Securities Litigation Reform Act of 1995. Forward-looking statements are statements that are not historical facts and can be identified by the use of forward-looking terminology such as the words “believes,” “expects,” “anticipates,” “estimates,” “plans,” “projects,” “predicts,” “intends,” “seeks,” “will,” “may,” “should,” “would,” “continues,” “hope” and similar expressions, or the negative of these terms. Such statements are based on current expectations and are subject to risks, uncertainties and changes in condition, significance, value, and effect. Such risks, uncertainties and changes in condition, significance, value and effect could cause First Priority Financial Corp.’s actual results to differ materially from those anticipated events.   Factors, risks, uncertainties, and contingencies that may cause actual results to differ from those anticipated include, but are not limited to, the following: the strength of the United States economy in general and the strength of the regional and local economies in which First Priority conducts operations; the effects of changing economic conditions in First Priority’s market areas and nationally; the effects of, and changes in, trade, monetary, and fiscal policies and laws, including interest rate policies of the Board of Governors of the Federal Reserve System; changes in federal and state banking, insurance, and investment laws and regulations which could impact First Priority’s operations; inflation, interest rate, market, and monetary fluctuations; First Priority’s timely development of competitive new products and services in a changing environment and the acceptance of such products and services by customers; the impact of changes in financial services policies, laws, and regulations, and the impact of changes in and interpretations of generally accepted accounting principles; the occurrence of adverse changes in the securities markets; the effects of changes in technology or in consumer spending and savings habits; armed conflicts involving the United States; regulatory or judicial proceedings; changes in asset quality; and First Priority’s success in managing the risks involved in the foregoing.   You are cautioned not to place undue reliance on any such forward-looking statements, which speak only as of the date of this presentation. Safe Harbor Regarding Forward Looking Statements

Headquarters: 2 W. Liberty Blvd. Malvern, PA Website: www.fpbk.com Trading Symbol: FPBK (on OTCQX) Closing Price on 4/29/2016: $6.40 on 4/29/2015: $5.00 Book Value per Share: $6.66 (3/31/16) Tangible Book Value per Share: $6.20 (3/31/16) Market Price/TBV = 103% Total Assets: $512 million (3/31/16) Total Shareholders’ Equity: $47 million (3/31/16) Total Shares Outstanding: 6,501,344 (3/31/16) Number of Shareholders: 792 Full Time Equivalent Employees: 71.1 Overview First Priority Financial Corp.

2015 Notables Income before Income Taxes exceeded $3.0 million Net Income: $2.1 million Moved into $500 million+ Asset Class Originated more than $68MM of new Loans / Net Loan growth of 9.0% Issued $9.5 million of 7% subordinated notes (Tier II capital) which supported refinancing of $6 million of 9% preferred stock (Jan., 2016) Completed the Listing and began trading of FPFC common stock on OTCQX (Mar., 2015) Repositioning branching in reaction to customer preferences Closed Reading, Towamencin, and Plumstead (2016) offices Mobile Adoption Rate of 51% as of 3/31/16 1,750 total ebanking relationships Broadened awareness / branding : Radio Outdoor – “Creative Ÿ Responsive Ÿ Local”

Total Assets (in $ millions) Summary Financial Performance Total Loans (in $ millions) Deposits (in $ millions) 2012 2013 2014 2015 Total Assets $275 $446 $492 $547 2012 2013 2014 2015 Total Loans $244 $336 $375 $409 2012 2013 2014 2015 Deposits $233 $357 $378 $409

Asset Quality Ratios (Non-Performing Loans to Total Assets & Non-Performing Assets to Total Assets) Summary Financial Performance Income Before Taxes Book Value (per common share) (Excludes merger related costs) 2014 includes reversal of valuation allowance of $4.7MM 2012 2013 2014 2015 NPL% 1.6799999999999999E-2 1.2699999999999999E-2 1.21E-2 4.7000000000000002E-3 NPA% 1.55E-2 1.18E-2 1.1900000000000001E-2 6.4999999999999997E-3 2012 2013 2014 2015 Income Before Taxes/other $1,237 $1,763 $2,423 $3,047 Net Income $753 $196 $6,925 $2,112 Footnote: Excludes merger related costs 2012 2013 2014 2015 Book Value $5.82 $5.12 $6.33 $6.58 Tangible Book Value $5.44 $4.62 $5.85 $6.11

First Quarter Highlights

FINANCIAL HIGHLIGHTS ($000)	03/31/16	03/31/15
Total Assets	$ 511,695	$ 471,267
Total Loans	408,505	372,469
Total Deposits	409,383	380,935
Income Before Income Taxes	$ 772	$ 622
Income Tax (Benefit) Expense	241	205
Net Income	$ 531	$ 417
Earnings per Basic and Diluted Common Share	$ 0.05	$ 0.04
Return on Average Assets	0.43%	0.37%
Non Performing Loans to Total Loans (%)	0.48%	1.13%
Non Performing Assets to Total Assets (%)	0.77%	1.19%

CAPITAL ADEQUACY ($000)	03/31/16	03/31/15
Total Shareholders' Equity	$ 46,726	$ 50,791
Tangible Common Equity	40,307	38,288
Equity Cap/ Total Assets (%)	9.13%	10.78%
Tangible Common to Tangible Assets	7.92%	8.18%
Book Value per Common Share	$ 6.66	$ 6.42
Tangible Book Value per Common Share	$ 6.20	$ 5.94
First Priority Bank Regulatory Capital Ratios:		
Tier 1 Leverage Ratio (%)	8.22%	9.97%
Tier 1 Risk-Based Capital Ratio (%)	10.36%	12.51%
Total Risk Based Capital Ratio (%)	13.42%	13.17%

Y2016 reflects redemption of $6 million of preferred stock and issuance of $9.5 million Tier 2 qualifying subordinated debt.

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FPBK - Trading Highlights FPFC Stock Trading Information High / Low Price $6.6 $4.75 Number of Trades 635 Average Daily Volume 2742 Total Share Volume ,789,308 Closing Price 4/29/15 $6.4 Total Dollar Volume $4,128,781.8004999999 Period: 03/12/2015 - 4/29/2016 AVG. Price to Book Value Multiples Mid-Atlantic Region Exchange Listed Banks #of Average TTL Assets ($MM) banks P / BV P / TBV <250 35 0.98358819729039482 0.80355957723295302 250-500 57 0.96931081849755074 0.96785885577691599 500-1,000 45 1.1125496400906376 1.0891655023497999 1,000-5,000 48 1.1843457028315043 1.3307849353576398 5,000-10,000 13 1.3768475498100716 1.7512453611321299 10,000 and over 16 1.1182912352924417 1.5733983584053248 214 FPFC P / BV P / TBV 0.95055198303933297 1.0233080929083 Source: SNL Financial; Pricing Data as of 4/20/2016 TBV and BV @ 12/31/15 (last reported) FPFC Stock Trading Information High / Low Price $6.6 $4.75 Number of Trades 635 Average Daily Volume 2742 Total Share Volume ,789,308 Closing Price 4/29/15 $6.4 Total Dollar Volume $4,128,781.8004999999 Period: 03/12/2015 - 4/29/2016 AVG. Price to Book Value Multiples Mid-Atlantic Region Exchange Listed Banks #of Average TTL Assets ($MM) banks P / BV P / TBV <250 35 0.98358819729039482 0.80355957723295302 250-500 57 0.96931081849755074 0.96785885577691599 500-1,000 45 1.1125496400906376 1.0891655023497999 1,000-5,000 48 1.1843457028315043 1.3307849353576398 5,000-10,000 13 1.3768475498100716 1.7512453611321299 10,000 and over 16 1.1182912352924417 1.5733983584053248 214 FPFC P / BV P / TBV 0.96096096096096095 1.0322580645161199 Source: SNL Financial; Pricing Data as of 4/20/2016 Region TBV and BV @ 12/31/15 (last reported), FPFC as of 3/31/16

Large Banks Trade at (Significant) Premiums to Smaller Banks Banks between $1B - $5B in assets are trading at 1.57x TBV, while banks between $5B - $10 in assets are trading at 2.15x TBV Meanwhile, banks below $1B in assets trade around 1.16x - 1.29x TBV Larger than $1B P/ TBV Multiples: SNL Bank Indices1 (Select Banks within Various Asset Sizes) Smaller than $1B 1) Index excludes Live Oak (an online banking platform) 2) Index excludes Southcoast Financial (recently acquired, which skewed their index weighting) Source: SNL Financial; Data as of 4/22/2016

The Environment, Our Focus, and Our Vision Challenging Headwinds Low interest rate environment / margin impact Slow economic growth Higher overhead costs Increasing Capital Requirements

A Lost Decade Plus for Bank Stocks Nationwide Source: SNL Financial; Data as of 4/22/2016 As a result of the “Great Recession,” it has been a “Lost Decade” (and more) for bank stocks An investment in the SNL Bank & Thrift Index in 2000 would have resulted in an approximately 2.8% gain (excluding dividends) The S&P 500 has performed much better in comparison to the SNL Bank & Thrift Index, but is up only 42.4% (excluding dividends) SNL Bank & Thrift Index vs. S&P 500 Since January 2000

Interest Rate Environment Fed Funds and Prime Rate – Last 10 Years Source: SNL Financial; Data as of 4/21/2016 Since Q4 2008, the Federal Reserve has kept interest rates at historic lows and has maintained these exceptionally low levels through 2015 until raising rates by 25bps in December of 2015 The Fed’s policies are forcing banks to ask tough questions: Will the Fed hike rates again in 2016, and if so, when? How fast will they rise?

The Environment, Our Focus, and Our Vision Challenging Headwinds Current Focus Importance of Size Our Vision

Our Core Objectives & Focus Achieve strong, quality earnings and earnings growth Maintain strong capital position Redeem remaining preferred stock Maintain strong asset quality and credit culture Improve operating fundamentals Focus on top-line growth Engage new prospects Maximize presence within existing footprint Expand existing relationships Sell alternative delivery channels to align with customer preferences Explore potential FinTech opportunities

Mission First Priority Bank is a full service commercial banking company that provides a complete range of banking and personal financial services and solutions for individuals and businesses. The Bank is a relationship driven organization that provides a highly attentive and focused concierge level of service delivered with the highest level of integrity. First Priority Financial Corp. seeks to provide superior value for investors by achieving strong and increasing returns in operating performance while maintaining a safe, strong and sound financial position.